Other Current Assets and Accrued Income	12 Months Ended
Dec. 31, 2023
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets and Accrued Income
11.
OTHER CURRENT ASSETS AND ACCRUED INCOME

The table below shows the breakdown of the Other current assets by category:

in CHF thousands	As of December 31, 2023	As of December 31, 2022
Prepaid clinical and technical development expenses	6,748	1,586
Prepaid general and administrative expenses	1,412	1,208
VAT receivable	328	165
Total	8,488	2,959

The increase in prepaid clinical and technical development expenses as of December 31, 2023 compared to prior year relates to the commencement of significant clinical trials in the fourth quarter of 2023.

The table below shows the movement of the accrued income for the years ended December 31, 2023 and 2022:

in CHF thousands	2023	2022
Balance as of January 1,	912	760
Accrued income recognized during the period	883	912
Payments received during the period	(915)	(726)
Foreign exchange revaluation	(4)	(34)
Balance as of December 31,	876	912

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. The aid in Iceland is granted as a reimbursement of paid income tax or paid out in cash when the tax credit is higher than the calculated income tax. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Centre for Research (Rannís).